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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                          ___________________________


                                   FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          ___________________________


Date of Earliest Event Reported:                 March 9, 1994

Date of Report:                                 March 17, 1994

                               SPI HOLDING, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                1-9724                75-2182004
     (State of other          (Commission           (I.R.S. Employer
     jurisdiction             File Number)         Identification No.)
     of Incorporation)



                1501 North Plano Road, Richardson, Texas  75081
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code  (214) 234-2721
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Item 5.  Other Events.

       The information set forth in the press release of the Registrant dated March 9, 1994, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              Exhibit
              Number        Description
              -------       -----------
              99.1          Press release dated
                            March 9, 1994







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                                 Exhibit Index



Exhibit
Number                         Description
- ------                         -----------
99.1                        Press release dated
                             March 9, 1994













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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SPI HOLDING, INC.



                                        By:  /s/ Danny G. Hair
                                                   Danny G. Hair
                                             Vice President of Finance
                                             & Chief Financial Officer


Date:  March 17, 1994